-Page 8-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	THIRD QUARTER
	GAAP 2010	One Time Charges [1]	Normalized 2010 [2]	2009

NET SALES	$2,369.1		$2,369.1	$935.5

COSTS AND EXPENSES
Cost of sales	1,514.8	(19.9)	1,494.9	549.1
Gross margin	854.3	19.9	874.2	386.4
% to Net sales	36.1%		36.9%	41.3%

Selling, general and administrative	582.6	(8.0)	574.6	251.4
% to Net sales	24.6%		24.3%	26.9%

Operating margin	271.7	27.9	299.6	135.0
% to Net sales	11.5%		12.6%	14.4%

Other-net	52.3	(8.1)	44.2	33.6
Restructuring charges and asset impairments	24.8	(21.5)	3.3	6.6

Income from operations	194.6	57.5	252.1	94.8

Interest-net	26.7	—	26.7	15.0

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	167.9	57.5	225.4	79.8
Income taxes	44.8	16.1	60.9	17.7

NET EARNINGS FROM CONTINUING OPERATIONS	123.1	41.4	164.5	62.1

Less: net earnings (loss) attributable to non-controlling interests	(0.1)	—	(0.1)	0.3

NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	123.2	41.4	164.6	61.8

Loss from discontinued operations before income taxes	—	—	—	(2.3)
Income tax benefit on discontinued operations	—	—	—	(0.9)

NET LOSS FROM DISCONTINUED OPERATIONS	—	—	—	(1.4)

NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$123.2	$41.4	$164.6	$60.4

BASIC (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.74	$0.25	$0.99	$0.77
Discontinued operations	—	—	—	(0.02)

Total basic earnings per share of common stock	$0.74	$0.25	$0.99	$0.75

DILUTED (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.73	$0.24	$0.97	$0.77
Discontinued operations	—	—	—	(0.02)

Total diluted earnings per share of common stock	$0.73	$0.24	$0.97	$0.75

DIVIDENDS PER SHARE	$0.34			$0.33

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	165,793	165,793	165,793	79,966

Diluted	168,889	168,889	168,889	80,565

1 One-time charges relate primarily to the Black & Decker merger, including inventory step-up, facility closure related charges, severance costs, and integration costs.

2 The normalized 2010 statement of operations, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s margin and earnings results aside from the material impact of the one-time charges associated with the Black & Decker merger.

-Page 9-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	YEAR TO DATE
	GAAP 2010	One Time Charges [1]	Normalized 2010 [2]	2009

NET SALES	$5,996.7		$5,996.7	$2,767.7

COSTS AND EXPENSES
Cost of sales	3,917.5	(185.2)	3,732.3	1,653.6
Gross margin	2,079.2	185.2	2,264.4	1,114.1
% to Net sales	34.7%		37.8%	40.3%

Selling, general and administrative	1,549.3	(72.7)	1,476.6	759.4
% to Net sales	25.8%		24.6%	27.4%

Operating margin	529.9	257.9	787.8	354.7
% to Net sales	8.8%		13.1%	12.8%

Other-net	182.3	(51.7)	130.6	51.3
Restructuring charges and asset impairments	208.0	(190.1)	17.9	25.6

Income from operations	139.6	499.7	639.3	277.8

Interest-net	69.4	—	69.4	46.6

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	70.2	499.7	569.9	231.2
Income taxes	9.3	119.3	128.6	58.1

NET EARNINGS FROM CONTINUING OPERATIONS	60.9	380.4	441.3	173.1

Less: net earnings attributable to non-controlling interests	0.5	—	0.5	2.2

NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	60.4	380.4	440.8	170.9

Loss from discontinued operations before income taxes	—	—	—	(5.8)
Income tax benefit on discontinued operations	—	—	—	(2.5)

NET LOSS FROM DISCONTINUED OPERATIONS	—	—	—	(3.3)

NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$60.4	$380.4	$440.8	$167.6

BASIC (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.43	$2.69	$3.12	$2.15
Discontinued operations	—	—	—	(0.04)

Total basic earnings per share of common stock	$0.43	$2.69	$3.12	$2.11

DILUTED (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.42	$2.65	$3.07	$2.14
Discontinued operations	—	—	—	(0.04)

Total diluted earnings per share of common stock	$0.42	$2.65	$3.07	$2.10

DIVIDENDS PER SHARE	$1.00			$0.97

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	141,071	141,071	141,071	79,499

Diluted	143,766	143,766	143,766	79,951

1 One-time charges relate primarily to the Black & Decker merger, including inventory step-up, facility closure related charges, certain executive compensation and severance costs, transaction and integration costs.

2 The normalized 2010 statement of operations, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s margin and earnings results aside from the material impact of the one-time charges associated with the Black & Decker merger.

-Page 10-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	October 2, 2010	January 2, 2010
ASSETS
Cash and cash equivalents	$1,635.9	$400.7
Accounts and notes receivable	1,699.4	532.0
Inventories	1,396.8	366.2
Other current assets	370.2	113.0

Total current assets	5,102.3	1,411.9

Property, plant and equipment, net	1,141.8	575.9
Goodwill and other intangibles, net	8,255.5	2,594.8
Other assets	373.1	186.5

Total assets	$14,872.7	$4,769.1

LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$727.5	$298.4
Accounts payable	1,014.4	410.1
Accrued expenses	1,415.2	483.5

Total current liabilities	3,157.1	1,192.0

Long-term debt	2,719.2	1,084.7
Other long-term liabilities	2,058.8	480.9
Stanley Black & Decker, Inc. shareowners’ equity	6,909.2	1,986.1
Non-controlling interests equity	28.4	25.4

Total liabilities and equity	$14,872.7	$4,769.1

-Page 11-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

	THIRD QUARTER
		One-Time
		Charges and
	GAAP 2010	Payments [1]	Normalized 2010 [2]	2009
OPERATING ACTIVITIES

Net earnings	$123.2	$41.4	$164.6	$60.4
Depreciation and amortization	86.4	—	86.4	51.9
Changes in working capital	(72.8)	—	(72.8)	32.4
Other	62.3	39.3	101.6	31.6

Net cash provided by operating activities	199.1	80.7	279.8	176.3

INVESTING AND FINANCING ACTIVITIES

Capital and software expenditures	(45.9)	—	(45.9)	(18.4)
Business acquisitions and asset disposals	(460.6)	—	(460.6)	(14.3)
Proceeds from long-term borrowings	396.3	—	396.3	—
Cash dividends on common stock	(56.3)	—	(56.3)	(26.3)
Other	4.9	—	4.9	(66.2)

Net cash used in investing and financing activities	(161.6)	—	(161.6)	(125.2)

Increase in Cash and Cash Equivalents	37.5	80.7	118.2	51.1

Cash and Cash Equivalents, Beginning of Period	1,598.4	—	1,598.4	156.3

Cash and Cash Equivalents, End of Period	$1,635.9	$80.7	$1,716.6	$207.4

Free Cash Flow Computation [3]

Operating Cash Inflow	$199.1		$279.8	$176.3
Less: capital and software expenditures	(45.9)		(45.9)	(18.4)

Free Cash Inflow (before dividends)	$153.2		$233.9	$157.9

1 One-time charges and payments relate primarily to the Black & Decker merger, including inventory step-up (non-cash), facility closure related charges, severance costs, and integration costs.

2¸ 3Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the company’s cash flow performance aside from the material impact of Black & Decker merger-related payments and charges.

The change in working capital is comprised of accounts receivable, inventory and accounts payable.

-Page 12-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

	YEAR TO DATE
		One-Time
		Charges and
	GAAP 2010	Payments [1]	Normalized 2010 [2]	2009
OPERATING ACTIVITIES

Net earnings	$60.4	$380.4	$440.8	$167.6
Depreciation and amortization	238.8	—	238.8	148.8
Changes in working capital	(183.2)	—	(183.2)	16.8
Other	271.4	(180.5)	90.9	(85.2)

Net cash provided by operating activities	387.4	199.9	587.3	248.0

INVESTING AND FINANCING ACTIVITIES

Capital and software expenditures	(103.1)	—	(103.1)	(65.2)
Business acquisitions and asset disposals	(478.7)	—	(478.7)	(20.0)
Proceeds from long-term borrowings	396.3	—	396.3	—
Cash acquired from Black & Decker	949.4	—	949.4	—
Cash dividends on common stock	(145.2)	—	(145.2)	(76.9)
Other	229.1	—	229.1	(90.1)

Net cash provided by (used in) investing and financing activities	847.8	—	847.8	(252.2)

Increase (decrease)in Cash and Cash Equivalents	1,235.2	199.9	1,435.1	(4.2)

Cash and Cash Equivalents, Beginning of Period	400.7	—	400.7	211.6

Cash and Cash Equivalents, End of Period	$1,635.9	$199.9	$1,835.8	$207.4

Free Cash Flow Computation [3]

Operating Cash Inflow	$387.4		$587.3	$248.0
Less: capital and software expenditures	(103.1)		(103.1)	(65.2)

Free Cash Inflow (before dividends)	$284.3		$484.2	$182.8

1 One-time charges and payments relate primarily to the Black & Decker merger, including inventory step-up (non-cash), facility closure related charges, certain executive compensation and severance costs, transaction and integration costs.

2¸ 3Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the company’s cash flow performance aside from the material impact of Black & Decker merger-related payments and charges.

The change in working capital is comprised of accounts receivable, inventory and accounts payable.

-Page 13-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	THIRD QUARTER
	GAAP 2010	One-Time Charges [1]	Normalized 2010 [2]	2009
NET SALES
Construction & DIY	$1,289.3		$1,289.3	$327.5
Security	563.1		563.1	402.7
Industrial	516.7		516.7	205.3

Total	$2,369.1		$2,369.1	$935.5

SEGMENT PROFIT
Construction & DIY	$164.0	$5.8	$169.8	$48.4
Security	87.2	9.8	97.0	83.7
Industrial	75.5	4.8	80.3	18.8

Segment Profit	326.7	20.4	347.1	150.9
Corporate Overhead	(55.0)	7.5	(47.5)	(15.9)

Total	$271.7	$27.9	$299.6	$135.0

Segment Profit as a Percentage of Net Sales
Construction & DIY	12.7%		13.2%	14.8%
Security	15.5%		17.2%	20.8%
Industrial	14.6%		15.5%	9.2%

Segment Profit	13.8%		14.7%	16.1%
Corporate Overhead	-2.3%		-2.0%	-1.7%

Total	11.5%		12.6%	14.4%

1 One-time charges relate primarily to the Black & Decker merger, including inventory step-up, facility closure related charges, severance costs, and integration costs.

2 The normalized 2010 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s segment profit results aside from the material impact of the one-time charges associated with the Black & Decker merger.

-Page 14-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	YEAR TO DATE
	GAAP 2010	One-Time Charges [1]	Normalized 2010 [2]	2009
NET SALES
Construction & DIY	$3,173.0		$3,173.0	$955.0
Security	1,548.4		1,548.4	1,167.0
Industrial	1,275.3		1,275.3	645.7

Total	$5,996.7		$5,996.7	$2,767.7

SEGMENT PROFIT
Construction & DIY	$333.6	$126.1	$459.7	$113.7
Security	219.0	36.8	255.8	228.7
Industrial	160.6	22.8	183.4	62.6

Segment Profit	713.2	185.7	898.9	405.0
Corporate Overhead	(183.3)	72.2	(111.1)	(50.3)

Total	$529.9	$257.9	$787.8	$354.7

Segment Profit as a Percentage of Net Sales
Construction & DIY	10.5%		14.5%	11.9%
Security	14.1%		16.5%	19.6%
Industrial	12.6%		14.4%	9.7%

Segment Profit	11.9%		15.0%	14.6%
Corporate Overhead	-3.1%		-1.9%	-1.8%

Total	8.8%		13.1%	12.8%

1 One-time charges relate primarily to the Black & Decker merger, including inventory step-up, facility closure related charges, certain executive compensation and severance costs, and integration costs.

2 The normalized 2010 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s segment profit results aside from the material impact of the one-time charges associated with the Black & Decker merger.